UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    04/11/05
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

   WASHINGTON                    1-6563                        91-0742146
(State or other                 (Commission                  (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

   Safeco Plaza, Seattle, Washington                          98185
 (Address of principal executive officers)                  (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Jeffrey Roe, 40, has been appointed president, Distribution, Sales and Marketing of the Safeco insurance companies, effective April 18, 2005. Mr. Roe has served as president and chief executive officer of LifeWise Health Plan of Washington (a subsidiary of Premera Blue Cross) and vice president and general manager of Premera Blue Cross, a health-care insurer, since 2002. Prior to that Mr. Roe served as vice president of Marketing from 1998 to 2002 and vice president of Communications from 1996 to 1998. There is no arrangement or understanding between Mr. Roe and any other persons pursuant to which Mr. Roe was appointed president of Distribution, Sales and Marketing and there are no related party transactions between Mr. Roe and Safeco.

Item 9.01 Financial Statements and Exhibits

Exhibit    99.1   -   Press    release    "Safeco    Names    Jeffrey   Roe   as
President-Distribution, Sales and Marketing" dated April 11, 2005.


Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SAFECO CORPORATION
                                        ---------------------------------------
                                        Registrant

           Dated:  April 11, 2005
                                        /s/ Stephanie Daley-Watson
                                        ---------------------------------------
                                        Stephanie Daley-Watson
                                        Vice President and Secretary